UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2019

CARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Stamford Plaza
107 Elm Street, 9th Floor
Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 406-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CARA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒.

Item 8.01.                                                                                        Other Events.

The Board of Directors (the “Board”) of Cara Therapeutics, Inc. (the “Company”) adopted the Cara Therapeutics, Inc. 2019 Inducement Plan (the “Inducement Plan”), effective as of November 20, 2019.  The  Company reserved 300,000 shares of the Company’s common stock for issuance under the Inducement Plan. The only persons eligible to receive grants of Awards (as defined below) under the Inducement Plan are individuals who satisfy the standards for inducement grants in accordance with the Nasdaq Stock Market LLC listing rules, including individuals who were not previously an employee or director of the Company, or following a bona fide period of non-employment, as an inducement material to such persons entering into employment with the Company. An “Award” is any right to receive the Company’s common stock pursuant to the Inducement Plan, consisting of nonstatutory stock options, restricted stock awards, restricted stock unit awards or other stock-based awards. The Board also adopted a form of option grant notice and stock option agreement and form of restricted stock unit grant notice and restricted stock agreement (the “Related Agreements”) for use with the Inducement Plan.

The foregoing description of the Inducement Plan and Related Agreements is not complete and is qualified in its entirety by reference to the text of the Inducement Plan and Related Agreements, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 9.01.                                                                                        Financial Statements and Exhibits.

(d)                                               Exhibits

Exhibit No.	Description

10.1	Cara Therapeutics, Inc. 2019 Inducement Plan
10.2	Form of Stock Option Grant Notice and Stock Option Agreement under Cara Therapeutics, Inc. 2019 Inducement Plan
10.3	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement under Cara Therapeutics, Inc. 2019 Inducement Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARA THERAPEUTICS, INC.

By:	/s/ MANI MOHINDRU
Mani Mohindru, Ph.D.
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: November 20, 2019